EXHIBIT 99.1

                              SMHL GLOBAL FUND NO.5


For Distribution Date: 05/10/2004

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                                 Beginning
                                   Period                                                                          Ending
           Original              Investment          Principal          Interest              Total                Period
Class       Balance               Amount            Distribution       Distribution        Distribution        Invested Amount
----   ------------------   ------------------   -----------------    ----------------   -----------------   ------------------

A      USD 750,000,000.00   USD 682,935,093.12   USD 65,346,790.94    USD 2,330,516.01   USD 67,677,306.95   USD 617,588,302.18

B       AUD 20,700,000.00    AUD 20,700,000.00            AUD 0.00      AUD 333,572.62      AUD 333,572.62    AUD 20,700,000.00
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          Outstanding
           Principal
            Balance
       ------------------
       USD 617,588,302.18

        AUD 20,700,000.00
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                 Bond      Current Pass
Class           Factor     Through Rates*
-------     ------------   -------------
A           $0.823451070      1.35000%    * Based on a LIBOR of:      1.13000%
B           $1.000000000      5.95290%    * Based on a BBSW of:       5.54330%
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
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AMOUNTS PER $1,000 UNIT

                                                                          Ending
              Principal            Interest              Total            Period
Class       Distribution         Distribution        Distribution         Balance
-----     ---------------       --------------     ---------------    ----------------

A         USD 87.12905458       USD 3.41250001     USD 90.54155459    USD 823.45106958
B           AUD 0.0000000       AUD 16.1146192      AUD 16.1146192   AUD 1,000.0000000
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Quarterly
Principal                        Scheduled
Distribution                     Principal          Prepayments          Liquidations   Insurance Proceeds         Total
--------------                ----------------   -----------------    ----------------  ------------------    -----------------

Class A                       USD 4,295,340.55   USD 61,051,450.39            USD 0.00            USD 0.00    USD 65,346,790.94
Per $1000 unit                  USD 5.72712073     USD 81.40193385      USD 0.00000000      USD 0.00000000      USD 87.12905458
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Class B                         AUD 0.0000000        AUD 0.0000000       AUD 0.0000000       AUD 0.0000000        AUD 0.0000000
Per $1000 unit                  AUD 0.0000000        AUD 0.0000000       AUD 0.0000000       AUD 0.0000000        AUD 0.0000000
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
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COLLATERAL DISTRIBUTIONS
                                                  Current Period        Since Inception      Current Period       Since Inception
                                                ------------------   --------------------  ------------------   ------------------

Beginning Collateral Balance
                                                AUD 989,402,259.74   AUD 1,084,529,787.23  USD 697,528,593.12   USD 764,593,500.00
-Scheduled Principal Payments                         6,092,681.63          12,373,525.00        4,295,340.55         8,723,335.13
-Unscheduled Principal Payments                      92,086,787.19         199,334,288.21       64,921,184.97       140,530,673.18
+Principal Redraws                                    5,488,985.22          23,889,802.12        3,869,734.58        16,842,310.49
-Insurance Proceeds                                           0.00                   0.00                0.00                 0.00
-Liquidation Proceeds                                         0.00                   0.00                0.00                 0.00
-Realized Losses from Liquidations                            0.00                   0.00                0.00                 0.00

Ending Collateral Balance                       AUD 896,711,776.14     AUD 896,711,776.14  USD 632,181,802.18   USD 632,181,802.18
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OUTSTANDING MORTGAGE INFORMATION
                                                      Period              Since Inception          Period         Since Inception
                                                 ------------------     ------------------  ------------------  ------------------
Outstanding Principal Balance - Fixed
   rate housing loans                            AUD 225,482,785.62     AUD 205,588,247.85  USD 158,965,363.86  USD 144,939,714.73
Outstanding Principal Balance - Variable
   rate housing loans                            AUD 671,228,990.52     AUD 878,941,539.39  USD 473,216,438.32  USD 619,653,785.27
                                                 ------------------   --------------------  ------------------  ------------------
Total Outstanding Principal Balance              AUD 896,711,776.14   AUD 1,084,529,787.23  USD 632,181,802.18  USD 764,593,500.00
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
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QUARTERLY INTEREST COLLECTIONS WATERFALL                                        AUD                                     USD
                                                                         ------------------                      -----------------
INTEREST COLLECTIONS
Gross Interest Income Received from Mortgages                            AUD 15,777,768.33                       USD 11,123,326.67
Payments from / (to) Fixed / Floating Swap Provider                            (289,641.75)                            (204,197.43)
Payments from / (to) Currency Swap Provider                                 (11,184,152.01)                          (7,884,827.17)
Interest Income received from Cash holdings                                     625,981.18                              441,316.73
Principal Draws                                                                       0.00                                    0.00
Liquidity Facility Draws                                                              0.00                                    0.00
                                                                         ------------------                      ------------------
Net proceeds available for Interest Waterfall                            AUD  4,929,955.75                       USD  3,475,618.80
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
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DISTRIBUTION OF INTEREST COLLECTIONS

Trustee's fee and Expenses                                               AUD  1,192,475.26                       USD    840,695.06
Interest Carryforward paid to A                                                       0.00                                    0.00
Current Interest due to A                                                    14,489,848.48                           10,215,343.18
Payments from swap provider due to A                                        (11,184,152.01)                          (7,884,827.17)
Interest Carryforward paid to Class B                                                 0.00                                    0.00
Current Interest due to Class B                                                 333,572.62                              235,168.69
Other                                                                             5,733.66                                4,042.23
Deposit into Cash Collateral Account                                                  0.00                                    0.00
Reimbursement of Principal Draws                                                      0.00                                    0.00
                                                                          ----------------                        -----------------
Total Distributions of Interest Collections                               AUD 4,837,478.01                        USD 3,410,421.99
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Outstanding Deferred Management Fees                                      AUD    92,477.74                        USD    65,196.81
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QUARTERLY PRINCIPAL COLLECTIONS WATERFALL             Period           Since Inception           Period           Since Inception
                                                ------------------   -------------------   ------------------   ------------------
PRINCIPAL COLLECTIONS
Principal Collections from outstanding
   mortgage loans                               AUD 98,179,468.82    AUD 211,707,813.21    USD 69,216,525.52    USD 149,254,008.31
Principal Redraws from outstanding
   mortgage loans                                   (5,488,985.22)       (23,889,802.12)       (3,869,734.58)       (16,842,310.49)
Recoveries from previously charged
   off mortgage loans                                        0.00                  0.00                 0.00                  0.00
Other                                                        0.00                  0.00                 0.00                  0.00
Less: Principal Draws for Interest Waterfall                 0.00                  0.00                 0.00                  0.00
Plus: Reimbursement of Principal Draws
   from Interest Waterfall                                   0.00                  0.00                 0.00                  0.00
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Net proceeds available for
  Principal Waterfall                           AUD 92,690,483.60    AUD 187,818,011.09    USD 65,346,790.94    USD 132,411,697.82
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
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OUTSTANDING SHORTFALLS AND CHARGEOFFS                     Period                Period
                                                         --------              --------

Principal Draws for Interest Waterfall                   AUD 0.00              USD 0.00
Class A Interest Shortfall                                   0.00                  0.00
Accrued Interest on Class A Interest Shortfall               0.00                  0.00
Class B Interest Shortfall                                   0.00                  0.00
Accrued Interest on Class B Interest Shortfall               0.00                  0.00
Class A Charge Offs                                          0.00                  0.00
Class A Carry Over Charge Offs                               0.00                  0.00
Class B Charge Offs                                          0.00                  0.00
Class B Carry Over Chrage Offs                               0.00                  0.00
Redraw Charge Offs                                           0.00                  0.00
Redraw Carry Over Charge Offs                                0.00                  0.00
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REALIZED LOSS INFORMATION                                 Period          Since Inception        Period        Since Inception
                                                        ---------         ---------------       --------       ---------------

Realized Loss on Class A Bonds before                    AUD 0.00              AUD 0.00         USD 0.00           USD 0.00
   Mortgage insurance
Realized Loss on Class B Bonds before
   Mortgage insurance                                    AUD 0.00              AUD 0.00         USD 0.00           USD 0.00
Realized Loss on Redraw Funding Facility
   before Mortgage insurance                             AUD 0.00              AUD 0.00         USD 0.00           USD 0.00
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Realized Loss on Class A Bonds after                     AUD 0.00            AUD 0.00         USD 0.00            USD 0.00
   Mortgage insurance
Realized Loss on Class B Bonds after
   Mortgage insurance                                    AUD 0.00            AUD 0.00         USD 0.00            USD 0.00
Realized Loss on Redraw Funding Facility
   after Mortgage insurance                              AUD 0.00            AUD 0.00         USD 0.00            USD 0.00
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
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CASH COLLATERAL ACCOUNT                                                      AUD                                  USD
                                                                     ----------------                     ----------------

Beginning Cash Collateral Account Balance                            AUD 2,711,325.00                     USD 1,911,484.13
+ Interest Earned on Cash Collateral Account                                 3,885.00                             2,738.93
+ Deposit from Interest Collections Waterfall                                    0.00                                 0.00
-Current Period's Cash Collateral Account Draws                                  0.00                                 0.00
-Current Period's Release to cash collateral provider                        3,885.00                             2,738.93
                                                                     ----------------                     ----------------
Ending Cash Collateral Account Balance                               AUD 2,711,325.00                     USD 1,911,484.13
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Required Cash Collateral Account Balance                             AUD 2,241,779.44                     USD 1,580,454.51
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
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DELINQUENCY INFORMATION
                                                                Percentage       Loan
                                                  # of Loans     of Pool        Balance         % of Pool
                                                  ----------    ----------    ------------      ---------

31-60 Days                                           18           0.15%       3,447,679.29        0.38%
61-90 Days                                            3           0.03%         536,221.52        0.06%
90+ Days (excluding Loans in Foreclosures)            2           0.02%         275,217.39        0.03%
Loans in Foreclosure                                  0           0.00%             -             0.00%
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Total                                                23           0.19%       4,259,118.20        0.47%
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PREPAYMENT INFORMATION
                                        Three Month CPR                 Life
                                        ---------------                 ----
                                           30.80%                      30.95%

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